UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) March 31, 2005


                       PUBLIC STORAGE PROPERTIES IV, LTD.
             (Exact name of registrant as specified in its charter)



          California                    0-8908                95-3192402
          ----------                    ------                ----------
 (State or Other Jurisdiction  (Commission File Number)    (I.R.S. Employer
      Of Incorporation)                                 Identification Number)


701 Western Avenue, Glendale, California                            91201-2349
----------------------------------------                            ----------
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]  Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)


[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 2.01         Completion of acquisition or disposition of assets

On March 31, 2005, Public Storage Properties IV, a California Limited Partnership (the "Partnership"), distributed substantially all its holdings in Public Storage, Inc. common stock to unitholders of records as of January 1, 2005. Prior to the distribution, the Partnership's holdings in Public Storage, Inc. marketable securities included 381,980 shares of Public Storage, Inc. common stock. As a result of the disposition of its holdings of Public Storage, Inc. common stock, the Partnership will reflect a gain of approximately $15,658,000 (based on the March 31, 2005 closing market price of $56.94 per common share of Public Storage, Inc.) in its financial statements for the three months ended March 31, 2005. Pro forma financial information is presented in
Item 9.01 to reflect the historical results and adjustments related to the disposition described above.

ITEM 9.01         Financial statements and exhibits

(a) Financial Statements of Businesses Acquired.

              Not applicable.

(b) Pro Forma Financial Information.

    The following unaudited pro forma financial information for Public Storage Properties IV, Ltd. gives effect to the disposition of the Partnership's holdings in Public Storage, Inc. common stock as described in this Current Report on Form 8-K. The Partnership's holdings in Public Storage marketable securities are accounted for under the guidelines of Statement on Financial Accounting Standards, No. 130, Reporting Comprehensive Income and were designated as "held for sale."

    The December 31, 2004 unaudited Pro Forma Condensed Balance Sheet is presented as if the disposition occurred prior to December 31, 2004.
    The unaudited Pro Forma Condensed Statement of Income and Comprehensive Income for the year ended December 31, 2004 is presented as if the disposition was effective December 31, 2003. The pro forma information is based on historical financial statements of Public Storage Properties IV, Ltd. giving effect for the disposition of the Partnership's holdings of Public Storage, Inc. common stock.

    The   Partnership's   gain  on  disposition,   estimated  at  approximately
    $15,658,000, is not considered in the Pro Forma Condensed Statement of Income and Comprehensive Income.

    The assumptions, estimates and adjustments are preliminary and have been made solely for the purpose of developing such pro forma information. The unaudited pro forma condensed financial information should be read in conjunction with the financial statements and related footnotes included in Public Storage Properties IV, Ltd.'s 2004 Annual Report on Form 10-K.

                       PUBLIC STORAGE PROPERTIES IV, LTD.
                        PRO FORMA CONDENSED BALANCE SHEET
                                December 31, 2004



                                                                   Historical (1)         Pro Forma        Pro Forma December
                                                                 December 31, 2004     Adjustments (2)          31, 2004
                                                                --------------------  -------------------  --------------------

                                 ASSETS

          Cash and cash equivalents                               $     2,595,000       $             -     $     2,595,000
           Marketable securities of affiliate (historical
             cost of $6,340,000 and pro forma cost of $248,000)        21,644,000           (21,295,000)            349,000
           Real estate facilities, net of accumulated
            depreciation                                                6,551,000                     -           6,551,000
          Receivables and other assets                                    210,000                     -             210,000
                                                                --------------------  -------------------  --------------------

          Total assets                                            $    31,000,000       $   (21,295,000)    $     9,705,000
                                                                ====================  ===================  ====================

                   LIABILITIES AND PARTNERS' EQUITY

          Accounts payable and other liabilities                  $       540,000       $             -     $       540,000
          Partners' equity
               Limited partners' equity, $500 per
                 unit, 40,000 units authorized, issued and
                 outstanding                                           11,253,000            (4,523,000)          6,730,000
               General partners' equity                                 3,903,000            (1,569,000)          2,334,000
               Other comprehensive income                              15,304,000           (15,203,000)            101,000
                                                                --------------------  -------------------  --------------------

               Total partners' equity                                  30,460,000           (21,295,000)          9,165,000
                                                                --------------------  -------------------  --------------------

          Total liabilities and partners' equity                  $    31,000,000       $   (21,295,000)    $     9,705,000
                                                                ====================  ===================  ====================


     1)Historical data presented reflects amounts reported on Form 10-K filed on March 31, 2005.

     2)Represents  the  pro forma adjustments  to Public  Storage
       Properties IV, Ltd.'s Condensed Balance Sheet to reflect the distribution of 381,980 shares of Public Storage, Inc. common stock, as follows:

       a) Marketable Securities of Affiliate were reduced $21,295,000, representing the elimination of the amount reflected on the Condensed Balance Sheet at December 31, 2004 with respect to the 381,980 shares (at $55.75 per share).

       b) Limited  Partners'  Equity was reduced  $4,523,000,  representing the
          Limited Partners' 74.25% share of the historical cost of the common stock of $6,092,000 which was distributed to unitholders and therefore no longer held by the Partnership.

       c) General  Partners'  Equity was reduced  $1,569,000,  representing the
          General Partners' 25.75% share of the historical cost of the common stock of $6,092,000 which was distributed to unitholders and therefore no longer held by the Partnership.

       d) Other Comprehensive Income was reduced $15,203,000, representing the difference between the December 31, 2004 fair value ($21,295,000) and the historical cost ($6,092,000) of the common stock that was distributed to the unitholders and is therefore no longer held by the Partnership.

                       PUBLIC STORAGE PROPERTIES IV, LTD.
        PRO FORMA CONDENSED STATEMENT OF INCOME AND COMPREHENSIVE INCOME
                      For the year ended December 31, 2004


                                                               Historical (1)         Pro Forma             Pro Forma
                                                                  2004              Adjustments (2)             2004
                                                           ----------------------  --------------------  ------------------

REVENUES:
Rental income                                                  $    10,325,000     $             -       $    10,325,000
Dividends from marketable securities of affiliate                      718,000            (688,000)               30,000
Revenues from Affiliate under Performance Agreement                  1,066,000                   -             1,066,000
Other income                                                           101,000                   -               101,000
                                                           ----------------------  --------------------  ------------------
                                                                    12,210,000            (688,000)           11,522,000
                                                           ----------------------  --------------------  ------------------
COSTS AND EXPENSES:
Cost of operations                                                   2,695,000                   -             2,695,000
Management fees paid to affiliate                                      619,000                   -               619,000
Depreciation                                                           565,000                   -               565,000
Administrative                                                          98,000                   -                98,000
                                                           ----------------------  --------------------  ------------------
                                                                     3,977,000                   -             3,977,000
                                                           ----------------------  --------------------  ------------------

NET INCOME                                                     $     8,233,000     $      (688,000)      $     7,545,000
                                                           ======================  ====================  ==================

Limited partners' share of net income ($157.10 per unit
   for historical 2004 and $144.33 per unit for pro forma
   2004)                                                       $     6,284,000     $      (511,000)      $     5,773,000
General partners' share of net income                                1,949,000            (177,000)            1,772,000
                                                           ----------------------  --------------------  ------------------

                                                               $     8,233,000     $      (688,000)      $     7,545,000
                                                           ======================  ====================  ==================
COMPREHENSIVE INCOME:
Net income                                                     $     8,233,000     $      (688,000)      $     7,545,000
Other comprehensive income (change in unrealized
   gain of marketable equity securities)                             4,699,000          (4,721,000)              (22,000)
                                                           ----------------------  --------------------  ------------------

                                                               $    12,932,000     $    (5,409,000)      $     7,523,000
                                                           ======================  ====================  ==================

     1)Historical data presented reflects amounts reported on Form 10-K filed on March 31, 2005.

     2)Represents the pro forma adjustments to Public Storage Properties IV, Ltd.'s Condensed Statement of Income and Comprehensive Income to reflect the impact of the distribution of 381,980 shares of Public Storage common stock to unitholders, as if the transaction had occurred at December 31, 2003:

       a) Dividends from Marketable Securities of Affiliate were reduced $688,000, representing the distributions of $1.80 per share received in the year ended December 31, 2004 on the 381,980 shares of Common Stock which will no longer be received by the Partnership.

       b) Limited   Partner's  share  of  net  income  was  reduced   $511,000,
          representing the Limited Partners' 74.25% share of the reduced dividends from marketable securities of affiliate.

       c) General   Partners'  share  of  net  income  was  reduced   $177,000,
          representing  the  General  Partners'  25.75%  share  of the  reduced
          dividends  from   marketable   securities  of  affiliate.

       d) Other Comprehensive Income was reduced $4,721,000 to eliminate the impact of the increase in unrealized gain for the year ended December 31, 2004, as the Partnership will no longer own these securities.

       e) The gain on disposition of approximately $15,658,000 is not reflected on the Pro Forma Condensed Statement of Income and Comprehensive Income.

(c)   Exhibits.

      Not applicable.

                                    SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            PUBLIC STORAGE PROPERTIES IV, LTD.


Dated:  April 6, 2005

                                       By: /s/  John Reyes
                                                ------------------
                                           John Reyes
                                           Chief Financial Officer of
                                           Public Storage, Inc.,
                                           Corporate General Partner